Exhibit 10.3(c)

AMENDMENT NO. 4 TO

AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

Dated as of May 19, 2004

Reference is hereby made to the Amended and Restated Stockholders Agreement dated as of July 17, 2000 by and among MetroPCS, Inc., a Delaware corporation (“MetroPCS”), Roger D. Linquist (“Linquist”), C. Boyden Gray (“Gray,” and together with Linquist, the “Class A Stockholders”), the stockholders listed on Schedule 1 thereto (the “Class B Stockholders”), the stockholders listed on Schedule 2 thereto (the “Class C Stockholders”), the stockholders listed on Schedule 3 thereto (the “Series C Preferred Stockholders”) and the stockholders listed on Schedule 4 thereto (the “Series D Preferred Stockholders,” and together with the Class A Stockholders, Class B Stockholders, Class C Stockholders, and Series C Preferred Stockholders, the “Stockholders”), as amended by Amendment No. 1 thereto dated as of November 13, 2000, as further amended by Amendment No. 2 thereto dated as of January 4, 2001, as further amended by Amendment No. 3 thereto dated as of November 3, 2003 Such Amended and Restated Stockholders Agreement, as so further amended, is referenced herein as the “Stockholders Agreement.”

This Amendment No. 4 to Amended and Restated Stockholders Agreement dated as of the date first set forth above (this “Amendment No. 4”) among MetroPCS, MetroPCS Communications and the Stockholders is entered into pursuant to Section 7.1 of the Stockholders Agreement for the purpose of modifying and/or adding certain provisions of or to the Stockholders Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Stockholders Agreement, including Annex A thereto.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE 1 AMENDMENTS TO STOCKHOLDERS AGREEMENT

Section 1.1 Certain Defined Terms.

(a) The definition of the terms “Qualified Public Offering,” “Qualifying Public Offering” and “Initial Public Equity Offering” set forth in Annex A to the Stockholders Agreement are hereby deleted in their entirety.

(b) Section 1.3 of the Stockholders Agreement is hereby amended to insert the definition of “Initial Public Equity Offering” as follows:

“‘Initial Public Equity Offering’ means a firm commitment underwritten initial sale to the public of common stock of the Company (or a parent corporation holding all of the issued and outstanding shares of the capital stock of the Company) by underwriter(s) of national standing pursuant to an effective registration statement under the Securities Act (other than on Form S-8 or any other form relating to securities issuable under any benefit plan of the Company or such parent corporation).”

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RESTATED STOCKHOLDERS AGREEMENT – PAGE 1

(c) The definition of the terms “Qualified Public Offering” and “Qualifying Public Offering” set forth in Section 1.3 of the Stockholders Agreement are hereby amended and restated in their entirety as follows:

“‘Qualified Public Offering’ or ‘Qualifying Public Offering’ means an Initial Public Equity Offering that (i) results in aggregate gross proceeds to the issuer of at least $100,000,000, and (ii) is consummated at a price per share to the public that when multiplied by the number of shares of common stock issued upon conversion of any and all shares of Series D Preferred Stock (such conversion having occurred at any time upon or prior to such offering), results in a product that equals or exceeds $700,000,000.”

(d) The definition of the term “Securities Purchase Agreement” set forth in Section 1.3 of the Stockholders Agreement is hereby deleted in its entirety.

Section 1.2 Rights and Obligations of Class A Stockholders. Section 2.1 of the Stockholders Agreement is hereby amended and restated in its entirety to read as follows:

“Section 2.1 Rights and Obligations of the Class A Stockholders.

(a) Voting Rights. Until a Class A Voting Termination Event (as defined below) has occurred, the Class A Stockholders as a class shall have the right to vote 50.1% of the Company’s voting interests and to elect five (5) members of the Company’s Board of Directors (who will represent five (5) of the nine (9) votes of the Company’s Board of Directors) as provided in Section 2.1(b) hereof. A “Class A Voting Termination Event” shall occur upon the earlier of (1) ten years following the grant of a PCS license (as the term is defined from time to time by the FCC) to the Company, or (2) the occurrence of the following (i) the receipt by the Company and the Board of Directors of a legal opinion from regulatory counsel of nationally recognized standing to the effect that the FCC requirements for eligibility as a Small Business (as such term is defined by the FCC) are no longer applicable to the Company and that the voting rights of the Class A Common Stock and the Class C Common Stock can be modified in a manner that eliminates the special voting rights (as contemplated below) and such modification is permitted under the applicable FCC rules, regulations or policies, and (ii) the approval by the Board of Directors and the approval by the Outside Directors of such modification of the voting rights to eliminate such special voting rights (as contemplated below). Notwithstanding any provision to the contrary herein, upon a Class A Voting Termination Event the Company, the Board of Directors and the Stockholders shall use their reasonable best efforts to amend the provisions of the Stockholders Agreement, the Charter and the Bylaws of the Company as each relates to the special voting rights of the Class A Stockholders and the Class C Common Stockholders in a manner to provide for (1) the Class A Stockholders and the Class C Stockholders to vote on a one vote per share basis of Common Stock (including Preferred Stock on an as converted basis), (2) the reduction of the number of directors elected by the Class A Stockholders as a class from five to two directors, with these two directors being designated one by Linquist and a second by Gray, and (3) the elimination of the supermajority voting rights in Article III.

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RESTATED STOCKHOLDERS AGREEMENT – PAGE 2

(b) Designation of Directors. The Class A Stockholders agree to vote all of their Class A Common Stock of the Company and to take all other actions necessary to cause the election of five (5) directors to the Company’s Board of Directors in the following manner: (a) two (2) directors designated by Linquist, (b) one (1) director designated by Gray, and (c) two (2) directors jointly designated by Linquist and Gray. The Class A Stockholders shall vote all their Class A Common Stock to elect the individuals so designated to be directors. If the Class A Stockholder or Class A Stockholders that designated a particular director give written notice to the other Class A Stockholders of a desire to remove that director, the Class A Stockholders shall vote all their Class A Common Stock in favor of removing that director. If for any reason any director designated by the Class A Stockholders ceases to serve as a director, the Class A Stockholder or Class A Stockholders that designated that director shall promptly designate an individual (who is financially qualified as defined by the FCC) to fill the vacancy so created for the unexpired term and the Class A Stockholders shall vote all their shares in the Company for the individual designated to fill the vacancy.

(c) Proxy. If any Class A Stockholder fails or refuses to vote its Class A Common Stock or to designate a director as provided in this Section 2.1, and such failure or refusal continues for more than thirty days beyond the date on which the vote is scheduled or the director vacancy occurs, without further action by such Class A Stockholder, each other Class A Stockholder shall have an irrevocable proxy to so vote those shares in accordance with this Agreement.

(d) Appointment and Removal. Pursuant to the Charter and the By-Laws of the Company, the Class A Common Stock Directors in exercising their majority vote of the Board shall have the authority to appoint and remove all officers and senior executives of the Company, including but not limited to the Chief Executive Officer.”

Section 1.3 Rights and Obligations of Class C Stockholders and the Preferred Stockholders. Section 2.2 of the Stockholders Agreement is hereby amended and restated in its entirety to read as follows:

“Section 2.2 Rights and Obligations of the Class C Stockholders and the Preferred Stockholders.

(a) Preferred Stockholders. The Preferred Stockholders shall have voting rights on an as-converted basis on all matters submitted to the Class C Stockholders. Accordingly, only for purposes of this Section 2.2, it is understood and agreed that (i) the term “Class C Common Stock” shall include the shares of Class C Common Stock issuable upon conversion of any shares of Preferred Stock, and (ii) the term “Class C Stockholders” shall include the Preferred Stockholders, their shares of Preferred Stock being deemed converted to Class C Common Stock.

(b) Voting Rights. Except as otherwise specifically provided in this Agreement, the Class C Stockholders as a class shall have the right to vote 49.9% of the Company’s voting interests on all matters. The Class C Stockholders shall elect four (4) members of the Company’s Board of Directors (each, a “Class C Common Stock Director”)

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RESTATED STOCKHOLDERS AGREEMENT – PAGE 3

each of whom will have one vote per member and who collectively will have four (4) of the nine (9) total votes of the Company’s Board of Directors, all of whom shall be designated as provided in Section 2.2(c) hereof; provided that the foregoing Board voting rights of each Class C Common Stock Director shall be subject to any applicable provisions of the Bylaws, the Charter and Delaware law, as applied with the later controlling any conflicting provisions of the earlier or this Agreement.

(c) Designation of Directors. The Class C Stockholders agree to vote all of their shares of Class C Common Stock and to take all other actions necessary to cause the election or appointment and continuance in office of the following individuals as three (3) of the four (4) Class C Common Stock Directors:

(i) One (1) individual designated by Accel Partners (together with its Affiliates, “Accel”);

(ii) One (1) individual designated by MC Venture Partners (together with its Affiliates, “MC Partners”); and

(iii) One (1) individual designated by the Series D Preferred Stockholders; provided, that each of the Class C Common Stock Directors and each of the Board Observers, who in each case is serving in such role immediately prior to such designation, shall have the right to select one name of an individual to be considered for such designation by the Series D Preferred Stockholders.

For purposes of this Agreement (including without limitation the supermajority voting rights under Section 3.1 of this Agreement), the “Outside Directors” shall mean, collectively, the directors elected or appointed pursuant to the designation by Accel and MC Partners. The director elected or appointed pursuant to the designation by the Series D Preferred Stockholders pursuant to clause (iii) above shall not be included as an “Outside Director” for purposes of this Agreement.

Notwithstanding any provision to the contrary herein, the right of each of Accel and MC Partners, to designate one director as an Outside Director, respectively, pursuant to this subsection (c) shall continue hereunder only so long as such Stockholder (together with its Affiliates or subsidiaries) owns Series D Preferred Stock and Class C Common Stock that is equal to at least (i) 4% of the fully diluted equity of the Company or (ii) 50% of the total Series D Preferred Stock (or the Class C Common Stock issuable upon conversion thereof) purchased by such Person pursuant to the Securities Purchase Agreement.

(d) Visitation Rights. Whitney Acquisition II, Corp., Battery Ventures, First Plaza Group, Clarity Partners, L.P., Technology Ventures, Primus Venture Partners, Inc., Columbia Capital Equity Partners III (QP), L.P. and Wachovia Capital Partners 2001, in each case (including any of their respective Affiliates), shall be entitled to designate one individual to serve as an observer of all Board meetings and proceedings (each, a “Board Observer”) and upon the appointment of such individual as a Board Observer by either a resolution of the Board or Stockholders, such individual shall be entitled to attend all

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RESTATED STOCKHOLDERS AGREEMENT – PAGE 4

meetings of the Board and receive all materials distributed to the Board. If the Board fails to timely adopt a resolution that appoints each of the individuals so entitled to serve as a Board Observer, then the Class C Stockholders agree to vote all of their shares of Class C Common Stock and to take all other actions necessary to cause the appointment of each such individual as a Board Observer. Notwithstanding any provision to the contrary herein, the foregoing right to designate an individual as a Board Observer pursuant to this subsection (d) shall continue hereunder only so long as such Stockholder (together with its Affiliates or subsidiaries) owns Series D Preferred Stock and Class C Common Stock that is equal to at least fifty percent (50%) of the total Series D Preferred Stock (or the Class C Common Stock issuable upon conversion thereof) purchased by such Person pursuant to the Securities Purchase Agreement. The Board of Directors shall have the right, in its discretion, to grant Board visitation rights to other Persons.

(e) Voting Agreement. Each Class C Stockholder agrees to vote all of his, her or its shares of Class C Common Stock for the removal of any Director designated pursuant to Section 2.2(c) upon the request of the party designating such Director and for the election to the Board of Directors of the Company of a substitute designee by such party in accordance with the provisions of Section 2.2(c). Each Class C Stockholder further agrees to vote all of his, her or its shares of Class C Common Stock in such manner as shall be necessary or appropriate to ensure that any vacancy on the Board of Directors corresponding to any director designated pursuant to Section 2.2(c) occurring for any reason shall be filled only in accordance with the provisions of Section 2.2(c).”

Section 1.4 Amendment, Waivers and Consents Provision. Section 7.1 of the Stockholders Agreement is hereby amended and restated in its entirely to read as follows:

“Section 7.1 Amendments, Waivers and Consents. For the purposes of this Agreement and all agreements executed pursuant hereto, no course of dealing between or among any of the parties hereto and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof and thereof. This Agreement may not be amended or modified or any provision hereof waived without the joint written consent of the Company, a majority-in-interest of the Stockholders, and Preferred Stockholders holding not less than 66 2/3% of the shares of Class C Common Stock issued or issuable upon conversion of the Preferred Stock then held by such Preferred Stockholders; provided, that any party may waive any provision hereof intended for its benefit by written consent; and provided, further that the observance of any term hereof relating to the rights of the holders of Series D Preferred Stock (or any common stock issued upon conversion thereof) may be waived (either retroactively or prospectively) with (and only with) the written consent of the holders of at least 66 2/3% of the issued and outstanding shares of the Series D Preferred Stock.”

Section 1.5 Termination Provision. Section 7.9 of the Stockholders Agreement is hereby amended and restated in its entirely to read as follows:

“Section 7.9 Termination. With the exception of Section 1.5(a), Section 1.5(b), Article II, Article VI and Article VII hereof (and the definitions of terms related to such specified provisions), the provisions of this Agreement shall terminate and be of no further force or effect upon an Initial Public Equity Offering.”

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RESTATED STOCKHOLDERS AGREEMENT – PAGE 5

ARTICLE 2 MISCELLANEOUS

Section 2.1 Ratification & Conflicts. The Stockholders Agreement as amended by this Amendment No. 4 is ratified and confirmed, and shall remain in full force and effect. In the event of any conflict between the terms of the Stockholders Agreement and this Amendment No. 4, the terms and provisions of this Amendment No. 4 shall govern and control.

Section 2.2 Effectiveness. Subject to Section 7.1 of the Stockholders Agreement, this Amendment No. 4 shall be effective as of the date first set forth above.

Section 2.3 Counterparts. This Amendment No. 4 may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Signature Pages Follow

AMENDMENT NO. 4 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – PAGE 6

IN WITNESS WHEREOF, the parties have executed this Amendment No. 4 to Amended and Restated Stockholders Agreement as of the date first above written.

METROPCS, INC.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

STOCKHOLDERS:

Print Name of Stockholder:

MICHELE ABERCROMBIE

By:	/s/ Michele Abercrombie
Michele Abercrombie
Treasury Analyst

KAREN L. ALBREGTS

By:	/s/ Karen L. Albregts

AUCHINCLOSS WADSWORTH & CO., L.P.

By:	/s/ Eliot Wadsworth II
Eliot Wadsworth II
General Partner

AMENDMENT NO. 4 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – SIGNATURE PAGE

ACCEL IV L.P.

By:	Accel IV Associates L.P.
Its General Partner

By:	/s/ Tracy Sedlock
Attorney-In-Fact

ACCEL VII L.P.

By:	Accel VII Associates L.L.C.
Its General Partner

By:	/s/ Tracy Sedlock
Attorney-In-Fact

ACCEL INTERNET FUND III L.P.

By:	Accel Internet Fund III Associates L.L.C.
Its General Partner

By:	/s/ Tracy Sedlock
Attorney-In-Fact

ACCEL KEIRETSU L.P.

By:	Accel Partners and Co., Inc.
Its General Partner

By:	/s/ Tracy Sedlock
Attorney-In-Fact

ACCEL INVESTORS ’94 L.P.

By:	/s/ Tracy Sedlock
Attorney-In-Fact

ACCEL INVESTORS ’99 L.P.

By:	/s/ Tracy Sedlock
Attorney-In-Fact

AMENDMENT NO. 4 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – SIGNATURE PAGE

ACP FAMILY PARTNERSHIP L.P.

By:	/s/ Arthur C. Patterson
General Partner

ELIMORE C. PATTERSON PARTNERS

By:	/s/ Arthur C. Patterson
Arthur C. Patterson
General Partner

PROSPER PARTNERS

By:	/s/[illegible]
Attorney-In-Fact

JPMORGAN CHASE BANK, AS TRUSTEE OF THE BP MASTERTRUST FOR EMPLOYEE PENSION PLANS

By:	/s/ Peter Owen
Peter Owen
Vice President

BANC OF AMERICA CAPITAL INVESTORS SBIC, LP

By:	/s/ George E. Morgan, III
George E. Morgan, III
Partner

BALTIMORE 8801 LTD. PARTNERSHIP

By:	/s/ Roger D. Linquist
Roger D. Linquist

ROBERT G. BARRETT

By:	/s/ R. G. Barrett
R. G. Barrett

AMENDMENT NO. 4 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – SIGNATURE PAGE

RALPH BARUCH REVOCABLE TRUST

By:	/s/ Ralph M. Baruch
Ralph M. Baruch

BATTERY VENTURES III, L.P.

By:	Battery Partners III, L.P.

By:	/s/ Richard D. Frisbie
Richard D. Frisbie
General Partner

ANNE H. PATTERSON TRUST U/W A. O. CHOATE

By:	Brandywine Trust Co., Trustee

By:	/s/ R. E. Carlson
R. E. Carlson
President

ANNE H. PATTERSON TRUST U/A 1/31/23

By:	Brandywine Trust Co., Trustee

By:	/s/ R. E. Carlson
R. E. Carlson
President

DAVID C. PATTERSON TRUST U/A 2/10/56

By:	Brandywine Trust Co., Trustee

By:	/s/ R. E. Carlson
R. E. Carlson
President

MICHAEL E. PATTERSON TRUST U/A 2/10/56

By:	Brandywine Trust Co., Trustee

By:	/s/ R. E. Carlson
R. E. Carlson
President

AMENDMENT NO. 4 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – SIGNATURE PAGE

ROBERT E. PATTERSON TRUST U/A 2/10/56

By:	Brandywine Trust Co., Trustee

By:	/s/ R. E. Carlson
R. E. Carlson
President

THOMAS H. C. PATTERSON TRUST U/A 2/10/56

By:	Brandywine Trust Co., Trustee

By:	/s/ R. E. Carlson
R. E. Carlson
President

CAROLINE C. DE CHAZAL TRUST U/A 2/10/56

By:	Brandywine Trust Co., Trustee

By:	/s/ R. E. Carlson
R. E. Carlson
President

JANE C. BECK TRUST U/A 2/10/56

By:	Brandywine Trust Co., Trustee

By:	/s/ R. E. Carlson
R. E. Carlson
President

BRANDYTRUST PRIVATE EQUITY PARTNERS LP

By:	Brandywine Managers, LLC General Partner

By:	/s/ R. E. Carlson
R. E. Carlson
Secretary & Treasurer

BUD L PARTNERS, LTD.

By:	/s/ Malcolm M. Lorang
Malcolm M. Lorang
General Partner

AMENDMENT NO. 4 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – SIGNATURE PAGE

J. BRAXTON CARTER, II

By:	/s/ J. Braxton Carter, II
J. Braxton Carter, II

CLARITY PARTNERS, L.P.

By:	/s/ Barry Porter
Barry Porter
Managing General Partner

COLUMBIA CAPITAL EQUITY PARTNERS III (QP), LP

By:	/s/ Donald A. Doering
Donald A. Doering
Chief Financial Officer

COLUMBIA CAPITAL EQUITY PARTNERS III (Cayman), LP

By:	/s/ Donald A. Doering
Donald A. Doering
Chief Financial Officer

COLUMBIA CAPITAL EQUITY PARTNERS III (AI), LP

By:	/s/ Donald A. Doering
Donald A. Doering
Chief Financial Officer

COLUMBIA CAPITAL INVESTORS III, LLC

By:	/s/ Donald A. Doering
Donald A. Doering
Chief Financial Officer

AMENDMENT NO. 4 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – SIGNATURE PAGE

AMANDA J. L. DOBBS

By:	/s/ Amanda J. L. Dobbs
Amanda J. L. Dobbs
Stockholder

RUSSELL C. FILBEY

By:	/s/ Russell C. Filbey
Russell C. Filbey
Stockholder

HELEN MARTIN SPALDING 1997 IRREVOCABLE TRUST

By:	/s/ Peter M. Folger
Peter M. Folger
Trustee

CLAYLAND BOYDEN GRAY

By:	/s/ C. Boyden Gray
C. Boyden Gray

GEORGE A. HAMBRECHT

By:	/s/ George A. Hambrecht
George A. Hambrecht

THE HAMILTON COMPANIES LLC

By:	/s/ Frederic C. Hamilton
Frederic C. Hamilton
President & Manager

ROBERT L. HARTEVELDT

By:	/s/ Robert L. Harteveldt
Robert L. Harteveldt

AMENDMENT NO. 4 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – SIGNATURE PAGE

PETER B. FOX

By:	/s/ Peter B. Fox
Peter B. Fox

RONALD M. HERSCH

By:	/s/ Ronald M. Hersch
Ronald M. Hersch

DRAKE & CO.

By:	/s/ John Cushman
John Cushman
VP Operations

MICHAEL WALL

By:	INVESCO Private Capital, Inc., as
investment manager and attorney-in-fact

By:	/s/ Parag Saxena

CHEER IDYLL PROPERTY LTD.

By:	INVESCO Private Capital, Inc., as
investment manager and attorney-in-fact

By:	/s/ Parag Saxena

KME VENTURE III, L.P.

By:	INVESCO Private Capital Inc. as
investment manager and attorney-in-fact

By:	/s/ Parag Saxena

TRENDLY INVESTMENTS

By:	INVESCO Private Capital Inc. as
investment manager and attorney-in-fact

By:	/s/ Parag Saxena

AMENDMENT NO. 4 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – SIGNATURE PAGE

LECKWITH PROPERTY LTD.

By:	INVESCO Private Capital, Inc., as
investment manager and attorney-in-fact

By:	/s/ Parag Saxena

EVERMORE CORPORATION

By:	INVESCO Private Capital, Inc., as
investment manager and attorney-in-fact

By:	/s/ Parag Saxena

LOUISE C. JENSEN

By:	/s/ Louise C. Jensen
Louise C. Jensen

JPMORGAN CHASE as Trustee for FIRST PLAZA CAPITAL TRUST

By:	/s/ Marc Pinsky
Marc Pinsky
Assistant Vice President

DAVID KAPLAN

By:	/s/ David Kaplan
David Kaplan

MITCHELL D. KAPOR

By:	/s/ Mitchell D. Kapor
Mitchell D. Kapor

BARRY B. LEWIS

By:	/s/ Barry B. Lewis
Barry B. Lewis

AMENDMENT NO. 4 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – SIGNATURE PAGE

JOHN S. LEWIS

By:	/s/ John S. Lewis
John S. Lewis

ROGER LINQUIST

By:	/s/ Roger Linquist
Roger Linquist

JOHN R. LISTER

By:	/s/ John R. Lister
John R. Lister

MALCOLM M. LORANG

By:	/s/ Malcolm M. Lorang
Malcolm M. Lorang

LOS ANGELES COUNTY EMPLOYEES RETIREMENT ASSOCIATION

By:	/s/ Kenneth L. Shaffer
Kenneth L. Shaffer
Chief Investment Officer

ALBERT S. LOVERDE

By:	/s/ Albert S. Loverde
Albert S. Loverde

MICHAEL LOVERDE

By:	/s/ Michael Loverde
Michael Loverde
Director of Advertising

AMENDMENT NO. 4 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – SIGNATURE PAGE

PARTICK A. LOVERDE

By:	/s/ Patrick A. Loverde
Patrick A. Loverde

SHARON LOVERDE

By:	/s/ Sharon Loverde
Sharon Loverde

JOSEPH T. McCULLEN, JR.

By:	/s/ Joseph T. McCullen, Jr.
Joseph T. McCullen, Jr.

M/C VENTURES INVESTORS LLC

By:	/s/ James F. Wade
James F. Wade

M/C VENTURES PARTNERS IV

By:	/s/ James F. Wade
James F. Wade

M/C VENTURES PARTNERS V

By:	/s/ James F. Wade
James F. Wade

RALPH MACK

By:	/s/ Ralph Mack
Ralph Mack

AMENDMENT NO. 4 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – SIGNATURE PAGE

METROPCS INVESTORS, LLC

By:	/s/ Gregg W. Ritchie
Gregg W. Ritchie
Chief Financial Officer

MITSUI & CO. (U.S.A.), INC.

By:	/s/ Yasushi Okazaki
Yasushi Okazaki
V.P., Information Business Dept.

DONALD R. MULLEN, JR.

By:	/s/ Donald R. Mullen, Jr.
Donald R. Mullen, Jr.

NEW YORK LIFE INSURANCE COMPANY

By:	NYLCAP Manager LLC,
Its Investment Manager

By:	/s/ James M. Barker V
James M. Barker V
Vice President

ONE LIBERTY FUND III LP

By:	Its GP, One Liberty Partners, III LP

By:	/s/ Edwin M. Kania, Jr.
Edwin M. Kania, Jr.
General Partner

PARAGON VENTURE PARTNERS II, L.P.
Paragon Venture Management Company II, L.P.

By:	/s/ John S. Lewis
John S. Lewis
General Partner

AMENDMENT NO. 4 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – SIGNATURE PAGE

GEORGE D. PARSONS, JR.

By:	/s/ George D. Parsons, Jr.
George D. Parsons, Jr.

GORDON B. PATTEE

By:	/s/ Gordon B. Pattee
Gordon B. Pattee

PECAN VALLEY PARTNERS LTD.

By:	/s/ John R. Lister
John R. Lister
General Partner

ELLEN M. POSS REVOCABLE TRUST

By:	Atlantic Trust

By:	/s/ Sharon E. Cohen
Sharon E. Cohen
Managing Director

PRIMUS EXECUTIVE FUND V LIMITED PARTNERSHIP

By:	Primus Venture Partners V, L.L.C.

By:	/s/ William C. Mulligan
William C. Mulligan
Executive Vice President

PRIMUS CAPITAL FUND V LIMITED PARTNERSHIP

By:	Primus Venture Partners V, L.L.C.
Its General Partner

By:	/s/ William C. Mulligan
William C. Mulligan
Executive Vice President

AMENDMENT NO. 4 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – SIGNATURE PAGE

PRIMUS CAPITAL FUND III LIMITED PARTNERSHIP

By:	Primus Venture Partners III Limited
Partnership,
Its General Partner

By:	Primus Venture Partners, Inc.,
Its General Partner

By:	/s/ William C. Mulligan
William C. Mulligan
Executive Vice President

WACHOVIA CAPITAL PARTNERS 2001, LLC

By:	/s/ L. Watts Hamrick III
L. Watts Hamrick III
Partner

JAMES F. WADE

By:	/s/ James F. Wade
James F. Wade

JAMES MICHAEL RHOADES

By:	/s/ James Michael Rhoades
James Michael Rhoades

S F PARTNERSHIP

By:	/s/ James Shapiro
James Shapiro
Partner

SANI HOLDINGS LTD.

By:	/s/ Ishwar Sani
Ishwar Sani
President / Director

AMENDMENT NO. 4 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – SIGNATURE PAGE

STEVEN SCARI

By:	/s/ Steven Scari
Steven Scari

CURTIS W. SCHADE

By:	/s/ Curtis W. Schade
Curtis W. Schade

DAVID SCHOENTHAL

By:	/s/ David Schoenthal
David Schoenthal

JOHN SCULLEY AND LEE ADAMS SCULLEY

By:	/s/ John Sculley
John Sculley

DOUG SHARON

By:	/s/ Doug Sharon
Doug Sharon

THE ESTATE OF JOHN SIDGMORE

By:	/s/ Randi Sidgmore
Randi Sidgmore
for the Estate of John Sidgmore

SONOMAWEST HOLDINGS, INC.

By:	/s/ Richard S. Mertz
Richard S. Mertz
Chairman of the Board

AMENDMENT NO. 4 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – SIGNATURE PAGE

DENNIS G. SPICKLER

By:	/s/ Dennis G. Spickler
Dennis G. Spickler

SPICVEST PARTNERS, LTD.

By:	/s/ Dennis G. Spickler
Dennis G. Spickler
General Partner

TECHNOLOGY VENTURES ASSOCIATES III

By:	/s/ Craig R. Stapleton
Craig R. Stapleton

BETSY R. TERRY

By:	/s/ Betsy R. Terry
Betsy R. Terry

TROWBRIDGE PARTNERS, LTD.

By:	/s/ Albert S. Loverde
Albert S. Loverde
General Partner

TERRI JEAN VISSAR

By:	/s/ Terri Jean Visser
Terri Jean Visser

WACHOVIA CAPITAL PARTNERS 2001, LLC

By:	/s/ Walker Simmons
Walker Simmons
Partner

AMENDMENT NO. 4 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – SIGNATURE PAGE

WINSTON / THAYER PARTNERS, L.P.

By:	/s/ Michael D. Bluestein
Michael D. Bluestein
Principal

JAMES M. WOLFSBERY

By:	/s/ James M. Wolfsbery
James M. Wolfsbery

ROBERT A. YOUNG

By:	/s/ Robert A. Young
Robert A. Young

WACHOVIA CAPITAL PARTNERS 2001, LLC

By:	/s/ L. Watts Hamrick III
L. Watts Hamrick III
Partner

AMENDMENT NO. 4 TO AMENDED AND

RESTATED STOCKHOLDERS AGREEMENT – SIGNATURE PAGE